Exhibit 99.1

BEA INTENDS TO FILE FINANCIAL STATEMENTS TOMORROW

Receives Filing Deadline Extension from Nasdaq

SAN JOSE, CA – November 14, 2007 – BEA Systems, Inc., (“BEA”) (NASDAQ: BEAS) a world leader in enterprise infrastructure software, today announced that it intends to file on November 15, 2007 all delinquent periodic reports necessary for BEA to regain compliance with its NASDAQ filing requirements. The Company received a letter from the Board of Directors of The NASDAQ Stock Market LLC (the “Nasdaq Board”) granting BEA an extension until January 9, 2008 to file.

The delinquent periodic reports that the Company intends to file include its delayed Quarterly Reports on Form 10-Q for the quarters ended July 31, 2006, October 31, 2006, April 30, 2007 and July 31, 2007, and its delayed Annual Report on Form 10-K for the fiscal year ended January 31, 2007, which will incorporate its restated financial statements.

BEA management intends to discuss the restated financial results during its previously scheduled conference call to review fiscal third quarter financial results. That conference call will be held at 2:00 p.m. PST on Thursday, November 15, 2007. Investors will have the opportunity to listen to the conference call over the Internet on the investor information page of the BEA web site at http://www.bea.com. The Internet broadcast will be available live, and a replay will be available following the completion of the live call for 360 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through December 16, 2007 by dialing (706) 645-9291, access code 6254770.

About BEA:

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise infrastructure software. Information about how BEA helps customers build a Liquid Enterprise(tm) that transforms their business can be found at bea.com.

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Copyright 1995-2007, BEA Systems, Inc. All rights reserved. BEA, BEA AquaLogic, BEA eLink, BEA WebLogic, BEA WebLogic Portal, BEA WebLogic Server, Connectera, Compoze Software, Jolt, JoltBeans, JRockit, SteelThread, Think Liquid, Top End, Tuxedo, and WebLogic are registered trademarks of BEA Systems, Inc. BEA Blended Application Development, BEA Blended Development Model, BEA Blended Strategy, BEA Builder, BEA Guardian, BEA Manager, BEA MessageQ, BEA microService Architecture, BEA SOA 360°, BEA Workshop, BEA WorkSpace 360°, Signature Editor, Signature Engine, Signature Patterns, Support Patterns, Arch2Arch, Arch2Arch Advisor, Dev2Dev, Dev2Dev Dispatch, Exec2Exec, Exec2Exec Voice, IT2IT, IT2IT Insight, Business LiquidITy, and Liquid Thinker are trademarks of BEA Systems, Inc. BEA Mission Critical Support, BEA Mission Critical Support Continuum, BEA SOA Self Assessment, and Fluid Framework are service marks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties. All other trademarks are the property of their respective companies.

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media Contact:

Andrew Cole/Paul Kranhold

Sard Verbinnen & Co

+1-415-618-8750

Industry Analyst Contact:

Kevin Hayden

BEA Systems, Inc.

+1-408-570-8017

kevin.hayden@bea.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the filing of BEA’s delayed periodic reports. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements, including the risk that BEA may not be able to complete the preparation and filing of the described periodic reports in the timeframe anticipated, or in time to meet any deadlines or related extensions imposed by Nasdaq, and the risk that Nasdaq may delist BEA’s common stock for failure to comply with any Nasdaq listing requirement. For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended January 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2006, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.